UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/10

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

ANNUAL REPORT

SEPTEMBER 30, 2010

SouthernSun Funds

Letter to Shareholders

Dear Fellow Shareholders,

We hope this letter finds you well.  The SouthernSun Small Cap Fund has continued to do well since our last report to you.  We are pleased to report the Fund was ranked NUMBER ONE based on total return for the trailing twelve month period ending September 30, 2010 in Lipper’s Small Cap Value category out of 252 funds, according to The Wall Street Journal “Category Kings” as published on October 4, 2010.  A copy of the Category Kings table reprint is included with this Annual Report or may be viewed at www.southernsunfunds.com.  We are proud of that accomplishment, but equally as proud of our performance for all standard time periods as you will see below.  Before we discuss the Fund’s performance, we would like to relay some of the themes we are seeing from our portfolio companies.

Many of our companies are reporting strong sales and, while we like to see top line growth, we like it even more when we see bottom line growth and growth in cash flow.  We must remember, that like a majority of companies, these numbers are being compared to generally weak results in 2009.  This will make it difficult to continue the same level of strength in period over period performance.  During the recession, several of our companies continued to invest in growth initiatives, whether it be in new product development, store openings or other marketing strategies.  Quite a few of our consumer businesses have done well during this difficult environment because of their continued focus on growth.

A number of our companies are sitting on a great deal of cash.  They have built these cash levels by cutting spending where appropriate, reducing working capital and improving profits. Many are still generating cash, but at reduced levels due to their need to rebuild inventories to accommodate higher sales.   Several of our management teams are beginning to discuss plans for using their cash, including possible acquisitions or capital expenditures to improve business operations, such as Polaris Industries realigning manufacturing by opening a new facility in Mexico and Tractor Supply Company’s new distribution center in Texas.

CEOs of our companies have quite a number of the same concerns as our investment team.  They are concerned with the potential cost of new regulations, the impact of possible higher taxes on the consumer, the lack of job growth and continued weakness in the housing sector.  From a policy standpoint, there is concern about the long-term impact of government spending and high deficits.  But in the face of these challenges and uncertainties, we really like the attitude of one of our CEOs who says they’re not looking for excuses.  His charge to his organization is to “make growth happen,” even in this challenging environment, and that is just what they are doing.

In the Fund’s  4th  fiscal quarter (ending September 30, 2010), the SouthernSun Small Cap Fund – Investor Class (SSSFX) was up 18.25%, while its benchmark, the Russell 2000 Index, was up 11.29%.  For the trailing twelve (12) month period ending September 30, 2010, the Fund was up 27.01%, while the Russell 2000 Index was up 13.35%.  For the five (5) year period ending September 30, 2010, the Fund’s average annual return was 4.13%, while the Russell 2000 Index’s average annual return was 1.60%.  The average annual rate of return since inception (10/1/03) is 8.57% versus the Russell 2000 Index average annual return of 6.13%.

The Institutional Class of the SouthernSun Small Cap Fund (SSSIX) for the 4th fiscal quarter (ending September 30, 2010) returned 18.36% versus the Russell 2000 Index return of 11.29%.  For the trailing twelve (12) month period ending September 30, 2010, the Fund was up 27.41% versus the Russell 2000 Index being up 13.35%. The average annual rate of return since inception (10/1/09) is 27.41% versus the Russell 2000 Index average annual return of 13.35%.

In the six month period ending September 30, 2010, our positions in Consumer Discretionary and Industrials continued to be significant positive contributors as they were in the first half of the fiscal year.  Consumer Staples and Information Technology were the biggest detractors for the same time period.  Individual positions having significant positive impact to performance include Tractor Supply Company and Polaris Industries.  Notable detractors to performance were Smithfield Foods Incorporated and URS Corporation.

Tractor Supply Company (TSCO) continues to perform well with recent 3Q2010 sales reported up 10.9% year over year.  They also continue to open new stores and now have 967 stores in 44 states.  All store expansion is funded by internally generated cash flow.  Tractor Supply plans to open 25 to 27 new stores in 4Q10, keeping in line with the long term plans to have 1,800 stores nationwide.  They also completed technological upgrades, which we believe will help drive operating efficiencies.  Polaris Industries (PII) continues to do well even in a difficult market for consumer discretionary products as evidenced by their recent reporting of a 33% increase in sales and a 51% increase in net income for 3Q2010.  They continue to grow market share in all of their North American product lines with what we believe to be industry leading products.  During the recent economic downturn, Polaris continued to develop new products while their competitors cut back on their offerings.  We believe it is actions such as these that have lead to the increased sales and market share Polaris has experienced.

After being one of the stars in the first half of the Fund’s fiscal year, Smithfield Foods (SFD) pulled back primarily due to the recent run up in commodity prices and the increased feed costs for the hog production segment due to a tight corn supply.  However, export demand remains strong for Smithfield’s products.  They are still the market share leader in hog production and pork processing, which we believe positions Smithfield well for the future.  URS Corporation (URS) is a leading provider of engineering, construction and technical services for public agencies and private sector companies around the world.  While the company has underperformed recently from a market perspective, a recent visit with company executives confirmed our long term investment thesis.  We believe URS is positioned well for a global infrastructure, power, environmental and industrial build out.  The recent acquisition of the London-based Scott Wilson Group and its experience in Europe, India and China should benefit URS both in the short and long term.  The acquisition makes the URS international sales increase from 9% to 14% of total company sales and, in our view, should significantly increase their growth opportunities around the world.

Since our last report, we have added only one new business to the portfolio.  Toward the end of the fiscal 3rd quarter (2Q2010) we began establishing a position in Centene Corporation (CNC).  Centene is a mutli-line managed care organization providing Medicaid and related services through government established programs.  They are positioned well with a differentiated product offering and should benefit as states look for ways to save money as it relates to Medicaid programs.  We believe Centene is one of the top Medicaid managed care providers in the country with operations in 10 states covering 1.5 million lives.

As you receive this report, the holiday season will be fast approaching.  We wish you all the happiest and safest of holidays.  And as always, we thank you for the continued trust that you place in us each day as we help you reach your goals.  If you should have any questions, please contact us at 866-672-3863 or use the information request section of the “Contact Us” page of our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

Cliff C. Sulcer

CEO/Chief Investment Officer

President

SouthernSun Asset Management

SouthernSun Funds

The above performance data is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2011, to ensure that the net annual fund operating expenses will not exceed 1.50% for the Investor Class and 1.25% for the Institutional Class, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund’s total annual operating expenses would have been 1.55% for the Investor Class and 1.30% for the Institutional Class. Please review the Funds’ Prospectus for more detail on the expense waiver. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call (866) 672-3863.  The Fund charges a 2% redemption fee for shares held less than 30 days.  The above performance does not reflect the deduction of this fee.  If reflected, the fee will reduce the performance quoted.

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure the performance of the broad US economy through changes in the aggregate market of 500 stocks representing all major industries.  An investor cannot invest directly in an index.

2 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized companies in the Russell 3000 Index and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

The Category King designation is based on the top performing funds in each category ranked by one-year total returns (change in net asset value with reinvested distributions) as of 9/30/10 by Lipper, Inc.

1726-NLD-11/23/2010

SouthernSun Funds

Performance of a $10,000 Investment (Unaudited)

October 1, 2003* through September 30, 2010

Average Annual Total Returns as of September 30, 2010
		Five	Since
	One Year	Years	Inception*
Investor Class	27.01%	4.13%	8.57%
Institutional Class	27.41%	N/A	27.41%
Russell 2000	13.35%	1.60%	6.13%**

________

* Investor Class commenced operations on October 1, 2003.  Institutional Class commenced operations on October 1, 2009.

**Average annual total return is since October 1, 2003.  The average annual total return of the Russell 2000 since October 1, 2009 is 13.35%.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2011, to ensure that the net annual fund operating expenses will not exceed 1.50% and 1.25% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund’s total annual operating expenses would have been 1.55% and 1.30% for Investor Class and Institutional Class, resepctively.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863

Portfolio Holdings by Industry As of September 30, 2010	% of Net Assets		% of Net Assets
Common Stocks	97.06	Recreational Products	4.66
Machinery	19.54	Financial Services	4.64
Miscellaneous Manufacturing	9.46	Healthcare Services	4.40
Retail	9.08	Energy	4.31
Construction Services	8.85	Coal	4.09
Food Processing	8.28	Metal Fabricate/Hardware	3.21
Chemicals	4.84	Telecommunications Equipment	2.29
Environmental Control Apparel	4.71 4.70	Short Term Investments Liabilities in Excess of Other Assets	3.78 (0.84)

                           Total Net Assets                                                       100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments
September 30, 2010

Shares		Market Value

	COMMON STOCK - 97.06%
	APPAREL - 4.70%
57,300	Columbia Sportswear Co.	$ 3,348,612

	CHEMICALS - 4.84%
98,400	Arch Chemicals, Inc.	3,452,856

	COAL - 4.09%
166,300	James River Coal Co. *	2,915,239

	CONSTRUCTION SERVICES - 8.85%
136,800	Chicago Bridge & Iron Co. *	3,344,760
78,000	URS Corp. *	2,962,440
		6,307,200
	ENERGY - 4.31%
77,000	OGE Energy Corp.	3,069,990

	ENVIRONMENTAL CONTROL - 4.71%
394,000	Darling International, Inc. *	3,356,880

	FINANCIAL SERVICES - 4.64%
42,400	Affiliated Managers Group, Inc. *	3,307,624

	FOOD PROCESSING - 8.28%
205,000	Del Monte Foods Co.	2,687,550
191,000	Smithfield Foods, Inc. *	3,214,530
		5,902,080
	HEALTHCARE-SERVICES - 4.40%
133,000	Centene Corp. *	3,137,470

	MACHINERY - 19.54%
78,500	AGCO Corp. *	3,062,285
70,200	Cascade Corp.	2,232,360
19,600	Flowserve Corp.	2,144,632
46,300	Middleby Corp.*	2,934,957
48,200	Nordson Corp.	3,551,858
		13,926,092

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2010

Shares		Market Value

	METAL FABRICATE/HARDWARE - 3.21%
59,700	Timken Co.	$ 2,290,092

	MISCELLANEOUS MANUFACTURING - 9.46%
125,500	Koppers Holdings, Inc.	3,372,185
151,500	Trinity Industries, Inc.	3,373,905
		6,746,090
	RECREATIONAL PRODUCTS - 4.66%
51,000	Polaris Industries, Inc.	3,320,100

	RETAIL - 9.08%
72,900	Jo-Ann Stores, Inc. *	3,247,695
81,400	Tractor Supply Co.	3,228,324
		6,476,019
	TELECOMMUNICATIONS EQUIPMENT - 2.29%
144,000	Newport Corp. *	1,632,960

	TOTAL COMMON STOCK	69,189,304
	( Cost - $63,690,143) (a)

	SHORT-TERM INVESTMENTS - 3.78%
2,693,773	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	2,693,773
	(Cost - $2,693,773)

	TOTAL INVESTMENTS - 100.84%
	( Cost - $66,383,916)	71,883,077
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.84)%	(598,875)
	NET ASSETS - 100.00%	$ 71,284,202

* Non-Income producing security.
+ Reflects yield at September 30, 2010.
	____________

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $66,503,102 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 10,764,896
	Unrealized Depreciation:	(5,384,921)
	Net Unrealized Appreciation:	$ 5,379,975

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities
September 30, 2010

Small Cap
Fund
ASSETS:
Investments, at cost	$ 66,383,916
Investments in securities, at value	$ 71,883,077
Receivable for securities sold	197,130
Receivable for fund shares sold	18,295
Dividends and interest receivable	39,922
Prepaid expenses and other assets	46,386
Total Assets	72,184,810

LIABILITIES:
Payable for securities purchased	788,121
Payable for fund shares repurchased	2,140
Accrued advisory fees	63,854
Accrued distribution fees	10,448
Accrued expenses payable to other affiliates	10,327
Accrued expenses and other liabilities	25,718
Total Liabilities	900,608
Net Assets	$ 71,284,202

NET ASSETS CONSIST OF:
Paid in capital	$ 67,146,863
Accumulated net realized loss from investment transactions	(1,361,822)
Net unrealized appreciation on investments	5,499,161
Net Assets	$ 71,284,202

Investor Class
Net Assets	$ 53,503,583
Shares Outstanding (no par value; unlimited number of shares authorized)	3,356,701
Net Asset Value, offering price and redemption price per share*
($53,503,583/ 3,356,701)	$ 15.94

Institutional Class
Net Assets	$ 17,780,619
Shares Outstanding (no par value; unlimited number of shares authorized)	1,112,141
Net Asset Value, offering price and redemption price per share*
($17,780,619 / 1,112,141)	$ 15.99

*The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations
For the year ended September 30, 2010

Small Cap
Fund
INVESTMENT INCOME:
Dividends	$ 656,840
Interest	61
Total investment income	656,901

EXPENSES:
Investment advisory fees	567,104
Distribution fees	129,370
Transfer agency fees	44,483
Administration fees	39,714
Registration & filing fees	32,787
Accounting fees	26,601
Audit fees	20,500
Printing expense	17,653
Chief Compliance Officer	15,201
Custody fees	11,623
Legal fees	7,110
Trustees' fees	5,662
Insurance expense	2,305
Miscellaneous expenses	982
Total expenses	921,095

Plus: Expense reimbursement recaptured	34,307
Net expenses	955,402
Net investment loss	(298,501)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	5,957,113
Net change in unrealized appreciation of investments	10,118,065
Net realized and unrealized gain on investments	16,075,178
Net increase in net assets resulting from operations	$ 15,776,677

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	September 30, 2010	September 30, 2009
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$ (298,501)	$ (24,394)
Net realized gain (loss) from investment transactions	5,957,113	(7,161,283)
Net change in unrealized appreciation
on investments	10,118,065	628,737
Net increase (decrease) in net assets resulting
from operations	15,776,677	(6,556,940)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains on investments
($0.00 and $0.18 per share, respectively)	-	(850,859)

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	(17,842,475)	(4,427,507)
Institutional Class	14,139,796	20
Total Capital Share Transactions	(3,702,679)	(4,427,487)

Net increase (decrease) in net assets	12,073,998	(11,835,286)

NET ASSETS:
Beginning of period	59,210,204	71,045,490
End of period	$ 71,284,202	$ 59,210,204

Accumulated net investment income at end of period	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period
	One year		One year		One year		One month
	ended		ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		One year ended August 31,
	2010		2009		2008		2007**		2007		2006

Net asset value, beginning of period	$ 12.55		$ 13.89		17.35		$ 16.81		$ 14.48		$ 14.49

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.07)		0.00	(d)	0.00		0.00	(d)	(0.04)		(0.08)
Net realized and unrealized gain (loss)
on investments	3.46		(1.16)		(2.49)		0.54		2.60		0.24
Total from investment operations	3.39		(1.16)		(2.49)		0.54		2.56		0.16

LESS DISTRIBUTIONS:
From net investment income	-		-		-		-		-		(0.11)
From net realized gains on investments	-		(0.18)		(0.97)		-		(0.23)		(0.06)
Total distributions	-		(0.18)		(0.97)		-		(0.23)		(0.17)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 15.94		$ 12.55		$ 13.89		$ 17.35		$ 16.81		$ 14.48

Total return (b)	27.01%		(7.92)%		(14.94)%		3.21%		17.81%		1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 53,504		$ 59,210		$ 71,045		$ 57,848		$ 54,631		$ 36,955
Ratios to average net assets
Expenses, net of reimbursement	1.50%	(e)	1.50%		1.50%		1.50%	(c)	1.50%		1.50%
Expenses, before reimbursement	1.43%		1.53%		1.60%		1.89%	(c)	1.73%		2.09%
Net investment income (loss)	(0.51)%		(0.05)%		(0.01)%		(0.06)%	(c)	(0.24)%		(0.51)%
Portfolio turnover rate	28%		49%		52%		1%		26%		13%

**The Fund's fiscal year end changed from August 31 to September 30, effective September 30, 2007.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.
(e) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class

Selected data based on a share outstanding throughout the period
	One year
	ended
	Sep. 30,
	2010

Net asset value, beginning of year	$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.04)
Net realized and unrealized gain
on investments	3.48
Total from investment operations	3.44

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gains on investments	-
Total distributions	-
Paid in capital from redemption fees	0.00	(c)

Net asset value, end of year	$ 15.99

Total return (b)	27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 17,781
Ratios to average net assets
Expenses	1.19%
Net investment loss	(0.25)%
Portfolio turnover rate	28%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements

September 30, 2010

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund was organized to acquire all the assets of the New River Small Cap Fund, a series of the New River Funds Trust (the “Predecessor Fund”), in a tax-free reorganization, effective November 6, 2008 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee.  The primary investment objective of the Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2010 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$69,189,304	-	-	$69,189,304
Short-Term Investments	2,693,773	-	-	2,693,773
Total	$71,883,077	-	-	$71,883,077

                                                     The Fund did not hold any Level 3 securities during the period.

                                                     *Please refer to the Schedule of Investments for Industry classifications.

The Fund is required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the year ended September 30, 2010, the Fund did not hold any derivative instruments.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.

.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2010, the Fund did not incur any interest or penalties.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with SouthernSun Asset Management, Inc. (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the year ended September 30, 2010, the Manager earned $567,104 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2011, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets.  For the year ended September 30, 2010, the Manager did not waive any fees.

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  For the year ended September 30, 2010, the Adviser recouped $34,307 from the Fund in prior period fee waivers/expense reimbursements.  As of September 30, 2010, the cumulative expenses subject to recapture by the Manager amounted to $83,225, and will expire on September 30 of the years indicated below.

2011	2012
$64,211	$19,014

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a base fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  The annual base fee is $20,000 and the basis point fees are:

  3 basis points or 0.03% per annum on the first $100 million in net assets

  2 basis points or 0.02% per annum on the next $300 million in net assets

  1 basis points or 0.01% per annum on net assets greater than $400 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $25,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

  1.25 basis points or 0.0125% on net assets of $75 million to $275 million

  1 basis point or 0.01% on the next $300 million

  0.75 basis points or 0.0075% on the balance

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the year ended September 30, 2010 GFS collected $5,276 for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended September 30, 2010, the Fund incurred expenses of $15,201 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended September 30, 2010, GemCom received $6,377 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities.  During the year ended September 30, 2010, the Fund paid $129,370 in distribution related charges pursuant to the Plan.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

Trustees – Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended September 30, 2010, amounted to $17,802,596 and $22,218,063, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Investor Class
	For the year ended		For the year ended
	Sept. 30, 2010		Sept. 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold	671,016	$ 9,667,141	1,380,411	$ 12,733,022
Reinvestment
of dividends	-	-	83,943	791,580
Shares redeemed	(2,031,430)	(27,513,831)	(1,860,932)	(17,953,716)
Redemption fees**	-	4,215	-	1,607
Net increase (decrease)	(1,360,414)	$ (17,842,475)	(396,578)	$ (4,427,507)

	Institutional Class
	For the year ended		For the year ended
	Sept. 30, 2010		Sept. 30, 2009*
	Shares	Dollars	Shares	Dollars
Shares sold	1,521,223	$ 20,113,772	2	$ 20
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(409,084)	(5,975,563)	-	-
Redemption fees**	-	1,587
Net increase	1,112,139	$ 14,139,796	2	$ 20

                                                                               __________

                                                                                  *Institutional Class shares were formed on September 30, 2009.

                                                                               **The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the periods indicated below was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2010	September 30, 2009
Ordinary Income*	$ -	$ 446,701
Capital Gains	-	404,158
Total	-	850,859

* Ordinary Income includes short-term capital gains.

As of September 30, 2010, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,242,636)	$ -	$ 5,379,975	$ 4,137,339

The difference between the book basis and tax basis for the above amounts is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2010, the Fund had a capital loss carry forward of $1,242,636 for federal income tax purposes available to offset future capital gains expiring as follows: $120,567 expiring September 30, 2016; $959,080 expiring September 30, 2017; and $162,989 expiring September 30, 2018.

Permanent book and tax differences primarily attributable to net operating losses, resulted in reclassification as of September 30, 2010 as follows: a decrease in paid-in capital of $298,501 and a decrease in accumulated net investment loss of $298,501.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Improving Disclosures about Fair Value Measurements.”  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2010

NOTE 8. SUBSEQUENT EVENTS

At a Special Meeting of Shareholders of the SouthernSun Small Cap Fund (the “Fund”), held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on Wednesday, October 20, 2010, shareholders of record at the close of business on August 26, 2010 voted to approve the following proposal:

Proposal 1: To approve a new Management Agreement between SouthernSun Asset Management, LLC (formerly SouthernSun Asset Management, Inc.), the Fund’s current adviser.

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

   1,957,775

434,001

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

SouthernSun Funds

Report of Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Southern Sun Small Cap Fund

We have audited the accompanying statement of assets and liabilities of Southern Sun Small Cap, a series of Northern Lights Fund Trust or the “Fund”, including the schedule of investments as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period September 1, 2008 thru September 30, 2008 and the of the two years prior to the period ended August 31, 2008.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Southern Sun Small Cap as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 22, 2010

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on April 1, 2010, and held until September 30, 2010.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/10)	Ending Account Value (9/30/10)	Expenses Paid During Period* (4/1/10 to 9/30/10)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,045.25	$7.69
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,047.15	$5.85
Hypothetical (5% return before expenses)	1,000.00	1,019.35	5.77

 *Expenses Paid During Period  are equal to the Fund’s annualized expense ratio of 1.50% and 1.14% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 183/365 (to reflect the number of days in the six month period ending September 30, 2010).

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L.Merill Bryan Age: 66	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	64	AdvisorOne Funds (10 portfolios)
Anthony J. Hertl Age: 60	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	64	AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust and Global Real Estate Fund
Gary W. Lanzen Age: 56	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	64	AdvisorOne Funds (10 portfolios)
Mark H. Taylor Age: 46	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	64	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited) (Continued)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	64	AdvisorOne Funds (10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Secretary Since 2010	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll free 1-866-672-3863.

SouthernSun Funds

Additional Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on June 17, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement between SouthernSun Asset Management, Inc. (“SSAM” or the “Adviser”) and the Trust, on behalf of SouthernSun Small Cap Fund (the “Fund”).  Fund counsel explained that SSAM also intends to restructure the corporation into a limited liability company, and that the ownership structure will also change.  The Trustees reviewed a description of the restructuring provided by SSAM, which explained that the current employees would become significant owners of the firm.  Fund counsel noted that the restructuring will result in a change of control, but that it is not anticipated to result in an operational change to the adviser.  Fund counsel explained that in addition to the renewal of the investment advisory agreement, SSAM is also asking the Board to approve an interim advisory agreement and a final advisory agreement (collectively the “Agreements”).

In considering the Agreements, the Board received materials specifically relating to the Agreements from the Adviser.  These materials included: (a) the investment performance of SSAM’s similarly managed accounts, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of SSAM and investment management staffing; and (d) the financial condition of SSAM.

In its consideration of the renewal of the Agreements for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by SSAM to the Fund, the Trustees noted that the day-to-day operations of the Fund were not anticipated to change as a result of SSAM’s restructuring.  They reviewed biographical information for certain key employees of SSAM.  The Board considered that, under the terms of the New Management Agreement, SSAM, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that SSAM pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that SSAM pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  The Board reviewed financial statements provided by SSAM’s parent company.  Finally, the Trustees noted that SSAM had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

Performance.  As to the Fund’s performance, the Board referred to the Report, which contained the Fund’s returns as of April 30, 2010 compared to the S&P 500 Index and the Russell 2000 Index.  The Board noted that the Fund had outperformed both indexes for the relevant periods.  The Board concluded that they were satisfied with the Fund’s performance.

 Fees and Expenses.  As to the fees paid by the Fund, the Board noted that SSAM charges a 0.85% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds as well as fees charged by SSAM for accounts managed similarly to the Fund. The Trustees concluded that the Fund’s advisory fees and expense ratio were reasonable in light of the quality of the services the Fund has received, and expects to receive, from SSAM, and the level of fees paid by funds in the peer group.  The Trustees noted that SSAM also receives the benefit of 12b-1 fees.

Economies of Scale. As to economies of scale, the Trustees noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for SSAM to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where SSAM could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Profitability.  As to the profits to be realized by SSAM, the Trustees reviewed SSAM’s analysis of its profitability and its financial condition and noted that SSAM had agreed to cap the Fund’s expenses and had waived parts of its management fees from the Fund during the previous fiscal year to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that SSAM’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (For information on the operation of the Public Reference Room call 1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

Investment Adviser

SouthernSun Asset Management, Inc.

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public

Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Shareholder Information:

1-866-672-3863

SOUTHERNSUN SMALL CAP FUND

ANNUAL REPORT

SEPTEMBER 30, 2010

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $15,000

2009 - $14,500

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010 – $2,700

2009 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 – None

2009 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 – $2,700

2009 – $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

12/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

12/6/10

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/6/10